THE ADVISORS' INNER CIRCLE FUND

                               [HGK LOGO OMITTED]

                                 FIXED INCOME FUND

                           ANNUAL REPORT TO SHAREHOLDERS
                             AS OF OCTOBER 31, 1998






                THIS INFORMATION MUST BE PRECEDED OR ACCOMPANIED
                 BY A CURRENT PROSPECTUS FOR THE FUND DESCRIBED.

              MANAGER'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
                              INVESTMENT OBJECTIVES

The HGK Fixed Income Fund seeks total return through current income and capital appreciation consistent with the preservation of capital. The Fund's goal is to outperform the Lehman Brothers Government/Corporate Bond Index while taking less risk. HGK controls risk by maintaining a relatively duration-neutral posture versus the Index, while adding value through the overweighting of particular sectors or areas of the yield curve. The Fund invests primarily in U.S. Government securities,investment-grade corporate bonds, and asset-backed securities.

PERFORMANCE SUMMARY

The HGK Fixed Income Fund produced a total return for the 12 months ending October 31, 1998 of 6.00% (net of fees) versus a total return of 10.28% for the Lehman Brothers Government/Corporate Bond Index. The Fund currently has approximately $15 million dollars in assets.

PERFORMANCE RATIONALE

As the tumultuous ride in the global capital markets continued in the third quarter, investors flocked to the safety and liquidity provided by U.S. Treasury bonds, pushing yields to post 1970's record lows. This "flight to quality" trend took place at the expense of global equities and all spread sectors (non-Treasury) of the domestic bond market. As the yield on the 10 year Treasury bond rallied 100 basis points in the quarter to 4.40%, domestic equity indices were down from 10% (S&P 500) to 20% (Russell 2000) and Corporate bonds underperformed Treasury bonds by 200 basis points (3.63% vs. 5.74%). As a result of one of the worst quarters of Corporate bond underperformance on record, the return on this Fund significantly lagged the Lehman Government Corporate Bond Index in the 3rd quarter (2.60% vs. 4.95%).

STRATEGY FOR THE COMING PERIOD

The easing of monetary policy by the Federal Reserve in recent weeks has sparked a recovery in investor confidence and a lessening of the "credit crunch" that has plagued global capital markets. HGK anticipates that further easing of monetary policy would allow this recovery to continue by boosting market liquidity, reducing U.S. recession risk, and dampening the prospect of near-term devaluations in Brazil and China.

HGK expects that the direction of U.S. Treasury bond yields and movements in corporate bond credit spreads will continue to be inversely-related and linked closely to the fragile recovery in investor confidence. The strength in investor confidence will be correlated to the outcome of numerous global market uncertainties, specifically recent U.S. economic weakness and the financial instability in Asia, Latin America, and Russia. Should the recovery in confidence continue, the recent trend of higher Treasury bond yields coupled with improving corporate bond spreads and higher global stock markets will remain in place. However, HGK worries that investors may be pricing in overly optimistic outcomes to global financial turmoil, particularly with regard to Brazil, and anticipates one more crisis in confidence before 1998 concludes.

The expectations of further Fed easing and the risk of another "flight to quality" trend provides the rationale for the Fund's duration posture that is longer than the index. HGK views corporate bonds as significantly undervalued, with spreads having approached mid-recession peaks, but does not anticipate further significant corporate spread improvement for the remainder of 1998. The improvement in corporate bond liquidity and pricing that resulted from the Fed's moves will be tempered by the large supply of new issues flooding the market and concerns about corporate credit quality in a slower economic environment. As such, HGK has used recent strength in corporates to reduce our overweighted position and move into more liquid, defensive issues with the corporate market.

Despite this near-term caution, HGK would view widening in corporate bond spreads from present levels as a buying opportunity, and believes that corporate bonds will significantly outperform Treasury bonds in the first half of 1999.

                  COMPARISON OF CHANGE IN THE VALUE OF A $10,000
              INVESTMENT IN THE HGK FIXED INCOME FUND, VERSUS
                 THE LEHMAN GOVERNMENT/CORPORATE BOND INDEX

            Total Return1
           Annualized Annualized
  One-Year   3-Year   Inception
   Return    Return    to Date
    6.00%     6.24%     8.60%

[line graph omitted]
plot points are as follows:

         HGK Fixed Income Fund      Lehman Government/Corporate Index
11/30/94         10,000                          10,000
10/31/95         11,500                          11,637
10/31/96         11,993                          12,264
10/31/97         13,009                          13,344
10/31/98         13,789                          14,715


      1These figures represent past performance. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

STATEMENT OF NET ASSETS                          THE ADVISORS' INNER CIRCLE FUND
October 31, 1998
                                      Face       Market
                                     Amount       Value
HGK FIXED INCOME FUND                (000)       (000)
--------------------------------------------------------
[Pie Chart Omitted]
Plot points are as follows:

% of Total Fund Investments
U.S. Treasury Obligations 26%
U.S. Gov't. Mortgage-Backed Securities 3%
U.S. Gov't. Agency Obligations 22%
Corporate Obligations 45%
Asset Backed Securities 2%


CORPORATE OBLIGATIONS (45.1%)
AIR TRANSPORTATION (3.6%)
   Continental Airlines
        6.320%, 11/01/08               $100      $  101
   Federal Express, Ser 1996-A1
        7.850%, 01/30/15                144         160
   Northwest Airlines
        7.068%, 07/02/17                280         280
                                                 ------
                                                    541
                                                 ------
AUTOMOTIVE (3.2%)
   General Motors
        7.400%, 09/01/25                450         483
                                                 ------
BANKS (1.8%)
   Banco Rio Plata
        8.750%, 12/15/03                250         223
   Peoples
        7.200%, 12/01/06                 50          50
                                                 ------
                                                    273
                                                 ------
BROADCASTING, NEWSPAPERS & ADVERTISING (9.3%)
   Continental Cablevision
        8.875%, 09/15/05                125         146
   TCI Communications
        7.875%, 02/15/26                325         373
   Time Warner
        9.125%, 01/15/13                325         414
   Viacom
        7.750%, 06/01/05                425         457
                                                 ------
                                                  1,390
                                                 ------
FINANCIAL SERVICES (8.3%)
   Banesto Finance
        7.500%, 03/25/07                575         576
   IMC Home Equity Series 1998-A5
        6.360%, 08/20/22                225         228
   Lehman Brothers
        7.200%, 08/15/09                100          96

                                       Face      Market
                                      Amount      Value
                                       (000)      (000)
--------------------------------------------------------
   Merrill Lynch
        6.375%, 10/15/08               $200      $  199
   Paine Webber
        6.650%, 04/13/10                150         145
                                                 ------
                                                  1,244
                                                 ------
FOOD, BEVERAGE & TOBACCO (3.3%)
   Philip Morris
        7.750%, 01/15/27                175         187
   RJR Nabisco
        8.750%, 07/15/07                275         300
                                                 ------
                                                    487
                                                 ------
INSURANCE (1.2%)
   Delphi Funding LLC
        9.310%, 03/25/27                150         173
                                                 ------
MANUFACTURING (0.6%)
   Owens Corning
        7.500%, 08/01/18                100          94
                                                 ------
MEDICAL PRODUCTS & SERVICES (3.1%)
   Cardinal Health
        6.250%, 07/15/08                450         460
                                                 ------
PETROLEUM & FUEL PRODUCTS (1.6%)
   Freeport-McMoran
        7.200%, 11/15/26                425         236
                                                 ------
PETROLEUM REFINING (1.6%)
   YPF Sociedad Anonima
        8.000%, 02/15/04                250         233
                                                 ------
PRINTING & PUBLISHING (5.4%)
   Harcourt Gen
        7.300%, 08/01/97                175         158
   News America Holdings
        7.750%, 12/01/45                625         643
                                                 ------
                                                    801
                                                 ------
RETAIL (2.1%)
   Federated Department Stores
        7.000%, 02/15/28                325         320
                                                 ------
TOTAL CORPORATE OBLIGATIONS
   (Cost $6,794)                                  6,735
                                                 ------

ASSET-BACKED SECURITIY (1.5%)
   Equicredit, Ser 1997-B
        6.415%, 03/15/12                225         227
                                                 ------
TOTAL ASSET-BACKED SECURITY
   (Cost $225)                                      227
                                                 ------

     The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS                          THE ADVISORS' INNER CIRCLE FUND
October 31, 1998
                                       Face      Market
                                      Amount     Value
HGK FIXED INCOME FUND (concluded)      (000)     (000)
---------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS (21.7%)
   Fannie Mae
        5.500%, 02/12/99            $   810     $   811
   Fannie Mae MTN
        5.670%, 01/25/01                500         501
        6.400%, 11/04/02                350         355
        6.000%, 01/14/05                575         596
        6.875%, 09/10/12                200         223
   FHLMC
        5.950%, 03/29/95                100          98
   FHLB MTN (A)
        5.708%, 11/30/99                700         664
                                                 ------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
   (Cost $3,196)                                  3,248
                                                 ------

U.S. GOVERNMENT MORTGAGE-BACKED BONDS (2.5%)
   GNMA
        7.000%, 12/15/23                159         163
   GNMA
        6.500%, 10/20/28                200         202
                                                 ------
TOTAL U.S. GOVERNMENT MORTGAGE-
   BACKED BONDS
   (Cost $351)                                      365
                                                 ------

U.S. TREASURY OBLIGATIONS (26.4%)
   U.S. Treasury Bond
        6.000%, 02/15/26              1,100       1,201
   U.S. Treasury Notes
        5.000%, 01/31/99                750         751
        6.875%, 08/31/99                175         178
        5.875%, 11/15/99                325         330
        6.250%, 05/31/00                100         103
        6.625%, 06/30/01                700         740
        6.625%, 04/30/02                600         643
                                                 ------
                                                  2,745
                                                 ------
TOTAL U.S. TREASURY OBLIGATIONS
   (Cost $3,835)                                  3,946
                                                 ------

REPURCHASE AGREEMENT (2.2%)
   Morgan Stanley
     4.750%, dated 10/30/98,
     matures 11/02/98, repurchase
     price $328,684 (collateralized by
     U.S. Treasury Bill, 01/07/99,
     market value $336,834)             329         329
                                                 ------
TOTAL REPURCHASE AGREEMENT
   (Cost $329)                                      329
                                                 ------
TOTAL INVESTMENTS (99.4%)
   (Cost $14,738)                                14,850
                                                 ------

                                                 Market
                                                  Value
                                                  (000)
--------------------------------------------------------
OTHER ASSETS AND LIABILITIES, NET (0.6%)        $    95
                                                -------

NET ASSETS:
   Portfolio Shares (unlimited
     authorization --  no par
     value) based on 1,422,252
     outstanding shares of
     beneficial interest                         14,627
   Accumulated net realized gain
     on investments                                 206
   Net unrealized appreciation
     on investments                                 112
                                                -------
TOTAL NET ASSETS (100.0%)                       $14,945
                                                =======
   Net Asset Value, Offering and Redemption
     Price Per Share                             $10.51
                                                =======

(A) THE RATE REPORTED ON THE STATEMENT OF NET ASSETS IS THE EFFECTIVE YIELD AS OF OCTOBER 31, 1998
FHLB -- FEDERAL HOME LOAN BANK
FHLMC -- FEDERAL HOME LOAN MORTGAGE CORPORATION
GNMA -- GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
MTN -- MEDIUM TERM NOTE
SER -- SERIES

      The accompanying notes are an integral part of the financial statements.


STATEMENT OF OPERATIONS                                                                     THE ADVISORS' INNER CIRCLE FUND


                                                                                                           HGK
                                                                                                      FIXED INCOME
                                                                                                          FUND
                                                                                                       -----------
                                                                                                        11/01/97
                                                                                                       TO 10/31/98
                                                                                                          (000)
---------------------------------------------------------------------------------------------------------------------------
Investment Income:
   Interest .................................................................................             $ 932
---------------------------------------------------------------------------------------------------------------------------

     Total Investment Income.................................................................               932
---------------------------------------------------------------------------------------------------------------------------

Expenses:
   Investment Advisory Fees .................................................................                70
   Investment Advisory Fee Waiver ...........................................................               (70)
   Reimbursements by Advisor.................................................................               (29)
   Administrative Fees ......................................................................                75
   Custodian Fees ...........................................................................                 5
   Professional Fees ........................................................................                23
   Transfer Agent Fees ......................................................................                33
   Printing Fees ............................................................................                15
   Trustee Fees .............................................................................                 6
   Registration Fees ........................................................................                 4
   Insurance and Other Fees ..................................................................                1
   Organizational Fees .......................................................................                8
---------------------------------------------------------------------------------------------------------------------------
   Total Expenses, Net ......................................................................               141
---------------------------------------------------------------------------------------------------------------------------
       Net Investment Income ................................................................               791
---------------------------------------------------------------------------------------------------------------------------
   Net Realized Gain from Securities Sold ...................................................               207
   Net Change in Unrealized Depreciation of Investment Securities ...........................              (190)
---------------------------------------------------------------------------------------------------------------------------
     Net Realized and Unrealized Gain on Investments ........................................                17
---------------------------------------------------------------------------------------------------------------------------
   Net Increase in Net Assets Resulting From Operations .....................................             $ 808
===========================================================================================================================
 The accompanying notes are an integral part of the financial statements.


STATEMENT OF CHANGES IN NET ASSETS                                                          THE ADVISORS' INNER CIRCLE FUND


                                                                                                     HGK
                                                                                                FIXED INCOME
                                                                                                    FUND
                                                                                          -------------------------
                                                                                          11/01/97        11/01/96
                                                                                         TO 10/31/98     TO 10/31/97
                                                                                            (000)           (000)
---------------------------------------------------------------------------------------------------------------------------
Investment Activities:
   Net Investment Income ..........................................................        $   791         $   770
   Net Realized Gain from Securities Sold .........................................            207              69
   Net Change in Unrealized Appreciation (Depreciation) of Investment Securities ..           (190)            227
---------------------------------------------------------------------------------------------------------------------------
     Net Increase in Net Assets Resulting from Operations..........................            808           1,066
---------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders:
   Net Investment Income ..........................................................           (791)           (770)
   Realized Capital Gains .........................................................            (53)             --
---------------------------------------------------------------------------------------------------------------------------
     Total Distributions...........................................................           (844)           (770)
---------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
   Proceeds from Shares Issued ....................................................          2,598           2,041
   Reinvestment of Cash Distributions .............................................            770             764
   Cost of Shares Redeemed ........................................................         (1,758)         (2,245)
---------------------------------------------------------------------------------------------------------------------------
     Increase in Net Assets Derived from Capital Share Transactions ...............          1,610             560
---------------------------------------------------------------------------------------------------------------------------
       Total Increase in Net Assets ...............................................          1,574             856
---------------------------------------------------------------------------------------------------------------------------
Net Assets:
   Beginning of Period ............................................................         13,371          12,515
---------------------------------------------------------------------------------------------------------------------------
   End of Period ..................................................................        $14,945         $13,371
---------------------------------------------------------------------------------------------------------------------------
Shares Issued and Redeemed:
   Issued .........................................................................            246             197
   Issued in Lieu of Cash Distributions ...........................................             73              74
   Redeemed .......................................................................           (167)           (218)
---------------------------------------------------------------------------------------------------------------------------
   Net Increase in Share Transactions..............................................            152              53
===========================================================================================================================
Amounts designated as "--" are either $0 or have been rounded to 0.

    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS                                                                        THE ADVISORS' INNER CIRCLE FUND
For a Share Outstanding Throughout Each Period

For The Periods Ended October 31,


                                                                                                                   Ratio
         Net                Realized and                                 Net                Net                    of Net
        Asset                Unrealized  Distributions  Distributions   Asset              Assets      Ratio     Investment
        Value        Net      Gains or      from Net        From        Value               End     of Expenses    Income
      Beginning  Investment (Losses) on    Investment      Capital       End     Total   of Period   to Average  to Average
      of Period    Income    Securities      Income         Gains     of Period  Return    (000)     Net Assets  Net Assets
      ---------  ---------- ------------ -------------  ------------- ---------  ------  ---------- -----------  ----------
----------------
HGK FIXED INCOME
----------------
1998     $10.53     0.60       0.02          (0.60)         (0.04)     $10.51    6.00%    $14,945      1.00%        5.62%
1997     $10.29     0.60       0.24          (0.60)           --       $10.53    8.47%    $13,371      1.00%        5.85%
1996     $10.88     0.61      (0.17)         (0.61)         (0.42)     $10.29    4.29%    $12,515      1.00%        5.92%
1995(1)  $10.00     0.67       0.88          (0.67)           --       $10.88   16.07%*   $10,420      1.00%*       6.38%*


                                Ratio
             Ratio              of Net
          of Expenses         Investment
           to Average         Income to
           Net Assets        Average Net
           (Excluding    Assets (Excluding  Portfolio
           Waivers and       Waivers and    Turnover
         Reimbursements)   Reimbursements)    Rate
         --------------- ----------------- ----------
----------------
HGK FIXED INCOME
----------------
1998           1.70%           4.92%         173.93%
1997           1.64%           5.21%         256.52%
1996           1.51%           5.41%         264.02%
1995(1)        2.37%*          5.01%*        300.48%

Amounts designated as "--" are either $0 or have been rounded to $0.
  * Annualized
(1) The HGK Fixed Income Fund commenced operations on November 3, 1994.


 The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS                    THE ADVISORS' INNER CIRCLE FUND
October 31, 1998


1.  ORGANIZATION:
THE ADVISORS' INNER CIRCLE FUND (the "Trust") is organized as a Massachusetts business trust under an Amended and Restated Agreement and a Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company with eight portfolios. The financial statements herein are those of the HGK Fixed Income Fund (the "Fund"). The financial statements of the remaining portfolios are presented separately. The assets of each portfolio are segregated, and a shareholder's interest is limited to the portfolio in which shares are held. The Fund's prospectus provides a description of the Fund's investment objectives, policies and strategies.

2.  SIGNIFICANT ACCOUNTING POLICIES:
The following is a summary of the significant accounting policies followed by the Fund.

     SECURITY VALUATION -- Investment securities of the Fund which are listed on a securities exchange for which market quotations are available are valued at the last quoted sales price for such securities on each business day, or, if there is no such reported sales price on the valuation date, at the most recently quoted bid price. Unlisted securities for which market quotations are readily available are valued at the most recently quoted price. Debt obligations with sixty days or less remaining until maturity may be valued at their amortized cost. Under this valuation method, purchase discounts and premiums are accreted and amortized ratably to maturity and are included in interest income. Securities for which quotations are not readily available are valued at fair value using methods determined in good faith by the Board of Trustees.

     FEDERAL INCOME TAXES -- It is the Fund's intention to qualify as a regulated investment company by complying with the appropriate provisions of the Internal Revenue Code of 1986, as amended. Accordingly, no provision for Federal income taxes is required.

     SECURITY TRANSACTIONS AND RELATED INCOME -- Security transactions are accounted for on the date the security is purchased or sold (trade date). Interest income is recognized on the accrual basis. Costs used in determining realized gains and losses on the sales of investment securities are those of the specific securities sold during the respective holding period. Purchase discounts and premiums on securities held by the Fund are accreted and amortized to maturity using the scientific interest method, which approximates the effective interest method.

     NET ASSET VALUE PER SHARE -- The net asset value per share of the Fund is calculated on each business day by dividing the total value of assets, less liabilities, by the number of shares outstanding.

     REPURCHASE AGREEMENTS -- Securities pledged as collateral for repurchase agreements are held by the custodian bank until the respective agreements mature. Provisions of the repurchase agreements and provisions adopted by the Adviser ensure that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters into an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

     EXPENSES -- Expenses that are directly related to the Fund are charged to the Fund. Other operating expenses of the Trust are prorated to the Fund on the basis of relative daily net assets.

     DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income are declared daily and paid to Shareholders monthly. Any net realized capital gains are distributed to Shareholders at least annually.

     Distributions from net investment income and net realized capital gains are determined in accordance with the U.S. Federal income tax regulations, which may differ from those amounts determined under generally accepted

NOTES TO FINANCIAL STATEMENTS                    THE ADVISORS' INNER CIRCLE FUND
October 31, 1998


     accounting principles. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in-capital in the period that the differences arise. These reclassifications have no effect on net assets or net asset value.

     USE OF ESTIMATES -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3.  ORGANIZATION COSTS AND TRANSACTIONS WITH AFFILIATES:
Organizational costs have been capitalized by the Trust and are being amortized on a straight line basis over a period of sixty months commencing with operations. In the event any of the initial shares of the Trust are redeemed by any holder thereof during the period that the Trust is amortizing its organizational costs, the redemption proceeds payable to the holder thereof by the Portfolio will be reduced by the unamortized organizational costs in the same ratio as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of redemption.

Certain officers of the Trust are also officers of SEI Investments Mutual Funds Services (the "Administrator") and/or SEI Investments Distribution Co. (the "Distributor"). Such officers are paid no fees by the Trust for serving as officers of the Trust.

4.  ADMINISTRATION, SHAREHOLDER SERVICING AND DISTRIBUTION AGREEMENTS:
The Trust and the Administrator are parties to an Administration Agreement dated November 14, 1991, as amended and restated on May 17, 1994, under which the Administrator provides management and administrative services for an annual fee equal to the higher of $75,000 or .20% of the Fund's average daily net assets.

DST Systems Inc. (the "Transfer Agent") serves as the transfer agent and dividend disbursing agent for the Fund under atransfer agency agreement with the Trust.

The Trust and Distributor are parties to a Distribution Agreement dated November 14, 1991 as amended and restated on August 8, 1994. The Distributor receives no fees for its distribution services under this agreement.

5.  INVESTMENT ADVISORY AND CUSTODIAN AGREEMENTS:
The Fund and HGK Asset Management, Inc. (the "Adviser") are parties to an Investment Advisory Agreement dated August 15, 1994 under which the Adviser receives an annual fee equal to .50% of the Fund's average daily net assets. The Adviser has voluntarily agreed to waive all or a portion of its fees and to reimburse expenses in order to limit operating expenses to not more than 1.00% of the average daily net assets of the Fund. Fee waivers and expense reimbursements are voluntary and may be terminated at any time.

First Union National Bank acts as custodian (the "Custodian") for the Fund. The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.

NOTES TO FINANCIAL STATEMENTS                    THE ADVISORS' INNER CIRCLE FUND
October 31, 1998


6.  INVESTMENT TRANSACTIONS:
The cost of security purchases and the proceeds from security sales, other than short-term investments, for the year ended October 31, 1998 are as follows:


                                     HGK FIXED INCOME
                                        FUND (000)
                                     ----------------
Purchases
     Government .................         $ 5,076
     Other ......................          16,759
Sales
     Government .................         $ 5,875
     Other ......................          16,000

At October 31, 1998, the total cost of securities and the net realized gains or losses on securities sold for Federal income tax purposes were not materially different from amounts reported for financial reporting purposes. The aggregate gross unrealized appreciation and depreciation for securities held by the Fund at October 31, 1998, are as follows:



                                     HGK FIXED INCOME
                                        FUND (000)
                                      ----------------
Aggregate gross unrealized
     appreciation ..............            $ 375
Aggregate gross unrealized
     depreciation ..............             (263)
                                            -----
Net unrealized appreciation                 $ 112
                                            =====

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Shareholders and Board of Trustees of HGK Fixed Income Fund of
Advisors' Inner Circle Fund:

We have audited the accompanying statement of net assets of the HGK Fixed Income Fund (the "Fund"), one of the funds constituting Advisors' Inner Circle Fund, as of October 31, 1998, and the related statements of operations, changes in net assets, and financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 1998, by correspondence with the custodian and the application of alternative auditing procedures with respect to unsettled securities transactions. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the HGK Fixed Income Fund of Advisors' Inner Circle Fund as of October 31, 1998, and the results of its operations, changes in its net assets, and financial highlights for the periods presented, in conformity with generally accepted accounting principles.


ARTHUR ANDERSEN LLP


Philadelphia, Pennsylvania
December 18, 1998

                             NOTICE TO SHAREHOLDERS
                                       OF
                         THE ADVISORS' INNER CIRCLE FUND
                                   (UNAUDITED)

For the shareholders that do not have a October 31, 1998 taxable year end, this notice is for informational purposes only. For shareholders with a October 31, 1998 taxable year end, please consult your tax adviser as to the pertinence of this notice.

For the fiscal year ended October 31, 1998, the portfolio is designating long term capital gains, qualifying dividends and exempt interest income with regard to distributions paid during the year as follows:


                                (A)                 (B)
                             LONG TERM           ORDINARY              (C)
                           CAPITAL GAIN           INCOME              TOTAL
                           DISTRIBUTIONS       DISTRIBUTIONS      DISTRIBUTIONS
        PORTFOLIO           (TAX BASIS)         (TAX BASIS)        (TAX BASIS)
        ---------          ------------        ------------       -------------
HGK Fixed Income Fund ...       0%                  100%               100%

                                (D)                 (E)                (F)
                            QUALIFYING          TAX EXEMPT           FOREIGN
        PORTFOLIO          DIVIDENDS (1)         INTEREST          TAX CREDIT
        ---------          ------------         ----------         -----------
HGK Fixed Income Fund ...       0%                   0%                 0%

--------
(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.
 * Items (A) and (B) are based on a percentage of the portfolio's total distributions.
 ** Items (D) and (E) are based on a percentage of ordinary income distributions of the portfolio.

HGK-F-004-05000